UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2018

KAYNE ANDERSON ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38048	81-4675947
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

811 Main Street 14th Floor Houston, TX		77002
(address of principal executive offices)		(zip code)

(713) 493-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 6, 2018, Kayne Anderson Acquisition Corp. (“KAAC”) held a special meeting in lieu of the 2018 annual meeting of stockholders (the “KAAC Special Meeting”) at which holders of KAAC’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), and Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), approved each of the proposals relating to the transactions (the “Business Combination”) contemplated by the Contribution Agreement, dated as of August 8, 2018 (the “Contribution Agreement”), by and among KAAC, Altus Midstream LP, a Delaware limited partnership and our wholly owned subsidiary (“Altus Midstream”), Apache Midstream LLC, a Delaware limited liability company (the “Apache Contributor”), Alpine High Gathering LP, a Delaware limited partnership, Alpine High Pipeline LP, a Delaware limited partnership, Alpine High Processing LP, a Delaware limited partnership, Alpine High NGL Pipeline LP, a Delaware limited partnership, and Alpine High Subsidiary GP LLC, a Delaware limited liability company.

As of the close of business on October 17, 2018, the record date for the KAAC Special Meeting, there were 47,165,140 shares of Common Stock outstanding, each of which was entitled to one vote with respect to each proposal at the KAAC Special Meeting. At the KAAC Special Meeting, a total of 34,199,688 shares of Common Stock, representing approximately 73% of the outstanding shares of Common Stock entitled to vote, were present in person or by proxy, constituting a quorum to conduct business. An aggregate of 29,469,858 shares of Class A Common Stock were presented for redemption in connection with the KAAC Special Meeting. Final voting results are presented below.

Proposal 1: The proposal to approve and adopt the Contribution Agreement and the Business Combination:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,616,164	582,503	1,021	—

Proposal 2: The proposal to approve and adopt amendments to KAAC’s amended and restated certificate of incorporation (the “Charter”) to create a new class of capital stock designated as Class C Common Stock, par value $0.0001 per share (the “Class C Common Stock”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,609,916	558,751	31,021	—

Proposal 3: The proposal to approve and adopt an amendment to increase the number of authorized shares of Class A Common Stock from 200,000,000 shares to 1,500,000,000 shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,615,964	552,703	31,021	—

Proposal 4: The proposal to approve and adopt an amendment to increase the number of authorized shares of KAAC’s preferred stock, par value $0.0001 per share, from 1,000,000 shares to 50,000,000 shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,565,744	1,602,923	31,021	—

Proposal 5: The proposal to approve and adopt amendments to the Charter to declassify KAAC’s board of directors (the “KAAC Board”) (the “Board Declassification Proposal”):

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Votes For	Votes Against	Abstentions	Broker Non-Votes
34,167,995	672	26,021	5,000

Proposal 6: The proposal to approve and adopt amendments to the Charter eliminating provisions in the Charter relating to an initial business combination that will no longer be applicable to KAAC following the closing of the Business Combination:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,615,964	552,703	31,021	—

Proposal 7: The proposal to approve, for purposes of complying with applicable listing rules of The NASDAQ Capital Market, (a) the issuance of up to 7,313,028 shares of Class A Common Stock and 250,000,000 shares of Class C Common Stock to the Apache Contributor in connection with the Business Combination; (b) the future issuance of up to 250,000,000 shares of Class A Common Stock to the Apache Contributor in connection with any redemption or exchange of its common units representing limited partner interests in Altus Midstream in accordance with Altus Midstream’s amended and restated agreement of limited partnership; (c) the issuance of 3,182,140 warrants to the Apache Contributor in connection with the Business Combination and the future issuance of up to 3,182,140 shares of Class A Common Stock upon the exercise of such warrants; (d) the future issuance of up to 37,500,000 shares of Class A Common Stock to the Apache Contributor as earn-out consideration in connection with the Business Combination; and (e) the issuance and sale of 57,234,023 shares of Class A Common Stock to certain qualified institutional buyers and accredited investors (including certain funds and client accounts advised by Kayne Anderson Capital Advisors, L.P., together with its affiliates (“Kayne Anderson”), and directors, management and employees of KAAC, Kayne Anderson and Apache Corporation) in a private placement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,615,964	583,724	—	—

Proposal 8: The proposal to elect one director to serve as a Class I director on the KAAC Board for a term of three years expiring at the annual meeting of stockholders to be held in 2021 or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal assuming the Board Declassification Proposal is not approved and the KAAC Board remains classified. Assuming the Board Declassification Proposal is approved and the KAAC Board is declassified, such nominee, if elected, will serve on the KAAC Board for a term expiring at the 2019 annual meeting of stockholders or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal.

Votes For	Votes Withheld	Broker Non-Votes
34,116,221	83,467	—

Proposal 9: A vote on the proposal to approve the adjournment of the KAAC Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the approval of Proposals 1 through 8 above, was not necessary or appropriate because there were sufficient votes at the time of the KAAC Special Meeting to approve Proposals 1 through 8 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kayne Anderson Acquisition Corp.

Date: November 6, 2018	By:	/s/ Terry A. Hart
	Name:	Terry A. Hart
	Title:	Chief Financial Officer

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